UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2012

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, NJ		07078
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 921-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 9, 2012 our shareholders approved amendments to our Amended and Restated Certificate of Incorporation and our Fourth Amended and Restated By-Laws (the “By-Laws”), which became effective on such date, to add a right permitting the holders of at least 40% of the Company’s outstanding common stock to call a special meeting of shareholders. In addition, the amendments to our By-Laws include procedural requirements with which shareholders are required to comply in order to call a special meeting.

Our Amended and Restated Certificate of Incorporation, as amended, and Fourth Amended and Restated By-Laws, as amended, are included in this Current Report on Form 8-K as Exhibits 3.1 and 3.2 respectively, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Shareholders was held on May 9, 2012. At such meeting, 42,552,092 shares of our common stock were represented in person or by proxy, which was equal to 88.92% of the issued and outstanding shares entitled to vote at the meeting.

The matters voted upon and the results of the vote were as follows:

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The nine directors listed below were elected to one-year terms, which will expire at the 2013 Annual Meeting of Shareholders.

	Number of Shares
Nominee	For	Against	Abstain

Austin A. Adams	39,771,796	61,964	70,431

John W. Alden	39,089,463	744,840	69,888

Christopher J. Coughlin	39,175,264	658,314	70,613

James N. Fernandez	39,766,172	63,495	74,524

Paul R. Garcia	39,764,191	59,168	80,832

Douglas A. Kehring	39,725,594	99,941	78,656

Sara Mathew	38,342,802	1,458,444	102,945

Sandra E. Peterson	39,770,109	63,853	70,229

Michael J. Winkler	39,126,802	707,788	69,601

There were 2,647,901 Broker Non-Votes on Proposal No. 1 relating to each director.

On May 9, 2012, subsequent to our 2012 Annual Meeting of Shareholders, our Board of Directors met and approved the reconstitution of our Board committees, as follows:

Audit Committee – James N. Fernandez (Chair), Austin A. Adams and Paul R. Garcia

Compensation & Benefits Committee – John W. Alden (Chair), Christopher J. Coughlin, Sandra E. Peterson and Michael J. Winkler

Board Affairs Committee – Christopher J. Coughlin (Chair), John W. Alden and James N. Fernandez

Innovation & Technology Committee – Sandra E. Peterson (Chair), Austin A. Adams, Paul R. Garcia and Michael J. Winkler

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm was ratified as follows: 42,234,582 voted in favor; 293,860 voted against; and 23,650 abstained.

There were no Broker Non-Votes on Proposal No. 2.

PROPOSAL NO. 3

ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION (SAY ON PAY)

The vote on executive compensation as disclosed in the proxy materials for our Annual Meeting of Shareholders was approved, on an advisory basis, as follows: 25,702,265 voted in favor; 13,932,759 voted against; and 269,167 abstained.

There were 2,647,901 Broker Non-Votes on Proposal No. 3.

PROPOSAL NO. 4

APPROVAL OF AMENDMENTS TO THE COMPANY’S AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION AND FOURTH AMENDED AND RESTATED

BY-LAWS TO PERMIT SHAREHOLDERS TO CALL SPECIAL MEETINGS

The proposal to approve amendments to our Amended and Restated Certificate of Incorporation and Fourth Amended and Restated By-Laws to add a right permitting the holders of at least 40% of the Company’s outstanding common stock to call a special meeting of shareholders was approved as follows: 39,716,820 voted in favor; 74,716 voted against; and 112,655 abstained.

There were 2,647,901 Broker Non-Votes on Proposal No. 4.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of The Dun & Bradstreet Corporation, as filed with the Secretary of State of Delaware on May 9, 2012, together with the Amended and Restated Certificate of Incorporation of the Company.

3.2	Fourth Amended and Restated By-Laws of The Dun & Bradstreet Corporation, as amended, effective May 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Richard S. Mattessich
Richard S. Mattessich
Vice President, Associate General
Counsel and Assistant Corporate Secretary

DATE: May 14, 2012